THE ALGER FUNDS II

Supplement Dated October 1, 2011 to the
Prospectus Dated March 1, 2011
As supplemented to date

The following is added to page 101, to the Average Annual Total Return table for Class A and C Shares of Alger Analyst Fund, after the line that reads "Class C (Inception 9/24/08)":

	1 Year	Since 3/30/07
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	2.65%

Prior to October 1, 2011, the Fund compared its performance to the Russell 3000 Growth Index. The Fund will compare its performance to the Russell Midcap Growth Index to better reflect the aggregate capitalization range of the securities in the Fund's portfolio.

The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

  S-MPAD 10111

THE ALGER FUNDS II

Supplement Dated October 1, 2011 to the
Prospectus Dated March 1, 2011
As supplemented to date

The following is added to page 108, to the Average Annual Total Return table for Alger Analyst Fund, after the line providing the "Return After Taxes on Distributions and Sale of Fund Shares" for Class I Shares:

	1 Year	Since 3/30/07
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	26.38%	2.65%

Prior to October 1, 2011, the Fund compared its performance to the Russell 3000 Growth Index. The Fund will compare its performance to the Russell Midcap Growth Index to better reflect the aggregate capitalization range of the securities in the Fund's portfolio.

The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

S-MPIR 10111